SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: June 26, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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 (State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES

Effective June 26, 2007, and to support the costs associated with the Company's previously announced consolidation efforts, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, LP, under which Cornell purchased a Convertible Debenture in the amount of $570,000. The Debenture was issued as of June 26, 2007 and Cornell paid the $570,000 purchase price on June 26, 2007.

The Company agreed to file with the Securities and Exchange Commission a registration statement to enable Cornell to resell to the public the common stock issuable on conversion of the Debenture and the common stock issuable on exercise of certain warrants.

The Company retains the right to redeem this Debenture, as well as all other debentures issued by the Company to Cornell, at a rate equal to the principal amount being redeemed plus 20%, plus accrued interest. The Company previously announced its plans to refinance and restructure all of its convertible debt.

The Company's obligations under the Debenture are secured by a pledge of all of its assets, subject to Cornell's agreement to subordinate its security interest to any line of credit that the Company obtains from a bank or other financial institution.

The Debenture will bear interest at 12% per annum. Accrued interest and the principal amount will be payable on June 26, 2009. If the Debenture is not redeemed by the Company and upon effectiveness of a registration statement, the Debenture shall be convertible into Company common stock at a rate equal to the lesser of $0.03 per share or ninety percent of the lowest closing market prices of the Company's Common Stock for the thirty days preceding conversion. Cornell will be entitled to convert the Debenture on the basis of the conversion price into the Company's common stock, provided that Cornell cannot convert into shares that would cause Cornell to own more than 4.9% of the Company's outstanding common stock.

The Company will pay a commitment fee of $57,000 and a $20,000 to structuring fee to Yorkville Advisors Management, LLC. Accordingly, the Company will receive net proceeds of $493,000 upon issuance of the Debenture. The Company will also issue to Cornell a five year Warrant to purchase 10,000,000 common shares at $0.05 per share.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.a Securities  Purchase  Agreement  effective  June 26, 2007 among  GreenShift
     Corporation and Cornell Capital Partners, LP

10.b Form of Convertible Debenture due June 2009

10.c Form of Warrant to Purchase  Common  Stock to be issued to Cornell  Capital
     Partners, LP



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



                   /S/      Kevin Kreisler
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                            KEVIN KREISLER
                            Chief Executive Officer
Date:                       June 26, 2007